UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2010

PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

  ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
  ☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
  ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On October 21, 2010, at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Peregrine Pharmaceuticals (the “Company”), the Company’s stockholders adopted and approved the Peregrine Pharmaceuticals, Inc. 2010 Stock Incentive Plan and 2010 Employee Stock Purchase Plan, which both had previously been approved by the Compensation Committee of the Company’s Board of Directors (the “Board”) on August 12, 2010, subject to stockholder approval.

2010 Stock Incentive Plan

The 2010 Stock Incentive Plan (the “2010 Incentive Plan”) provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights, and stock grant awards (collectively, “Awards”).  The 2010 Incentive Plan also permits the grant of awards that qualify for the “performance-based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code.  The Board has the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the 2010 Incentive Plan, subject to the limitations and other provisions of the 2010 Incentive Plan.

Persons eligible to receive Awards under the 2010 Incentive Plan include all employees, officers, non-employee directors of, and consultants to, the Company or an affiliate, as determined by the Board.  Notwithstanding the foregoing, the Company’s existing Named Executive Officers and existing members of the Board are not eligible to receive any Awards under the 2010 Incentive Plan for a period of two years following the date the 2010 Incentive Plan was adopted by the Committee (or until August 12, 2012).

The purpose of the 2010 Incentive Plan is to help the Company:

•	Attract, retain, motivate and reward officers, employees, directors, consultants and other service providers of the Company;
•	Provide equitable and competitive compensation opportunities;
•	Recognize individual contributions and reward achievement of our goals; and
•	Promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

A total of 3,500,000 shares of the Company’s common stock are authorized for the granting of Awards under the 2010 Incentive Plan.  The number of shares available for Awards, as well as the terms of outstanding Awards are subject to adjustment as provided in the 2010 Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.

Awards may be granted under the 2010 Incentive Plan until August 12, 2020 or until all shares available for Awards under the 2010 Incentive Plan have been purchased or acquired.

This summary of the 2010 Incentive Plan is qualified in its entirety by reference to the full text of the 2010 Incentive Plan, a copy of which is attached as Exhibit A to the Company’s Definitive Proxy for its 2010 Annual Stockholders Meeting filed with the Securities and Exchange Commission on August 27, 2010 and incorporated herein by this reference.  In addition, a more detailed summary of the 2010 Incentive Plan can be found in such Definitive Proxy Statement, which is incorporated herein by this reference.

2010 Employee Stock Purchase Plan

The 2010 Employee Stock Purchase Plan (the “2010 ESPP”) allows eligible employees on a voluntary basis to purchase shares of the Company’s common stock directly from the Company.  Under the 2010 ESPP, the Company will initially sell shares to participants at a price equal to the lesser of 85% of the fair market value of stock at the (i) beginning of a six-month offering period or (ii) at the end of the six-month offering period.  The 2010 ESPP provides for two six-month offering periods; the first offering period will begin on the first trading day on or after each November 1; the second offering period will begin on the first trading day on or after each May 1.

Persons eligible to participate in the 2010 ESPP include employees of the Company and its subsidiaries who are customarily employed by the Company or its subsidiaries for more than 20 hours per week for more than five months in a calendar year, who have been employed for at least six months prior to enrolling in the 2010 ESPP and who are employed on the first day of the applicable offering period.

The Company’s Board believes that the 2010 ESPP will encourage broad employee stock ownership and align the employees’ economic interests with those of the Company’s stockholders with the hope of enhancing entrepreneurial spirit, which will greatly contribute to the Company’s long-term growth and profitability.

A total of 5,000,000 shares are reserved for issuance under the 2010 ESPP and are subject to adjustment as provided in the 2010 ESPP for stock splits, stock dividends, recapitalizations and other similar events.

This summary of the 2010 ESPP is qualified in its entirety by reference to the full text of the 2010 ESPP, a copy of which is attached as Exhibit B to the Company’s Definitive Proxy for its 2010 Annual Stockholders Meeting filed with the Securities and Exchange Commission on August 27, 2010 and incorporated herein by this reference.  In addition, a more detailed summary of the 2010 ESPP can be found in such Definitive Proxy Statement, which is incorporated herein by this reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its 2010 Annual Meeting on October 21, 2010.  Out of 56,190,285 shares of our Common Stock (as of the record date of August 23, 2010) entitled to vote at the Annual Meeting, there were 44,583,206 shares present in person or represented by proxy, representing 79% of the total outstanding shares of our Common Stock entitled to vote.  At the Annual Meeting, the Company’s stockholders voted on and approved each of the following four proposals.  The final voting results of each proposal are set forth below.

Proposal No. 1:  Election of the Board of Directors to serve until the Company’s 2011 Annual Meeting of Stockholders.

Directors	Votes For	Votes Withheld	Broker Non-Votes
Carlton M. Johnson	15,184,680	6,569,725	22,827,301
Steven W. King	17,513,700	4,240,705	22,827,301
David H. Pohl	14,577,190	7,177,215	22,827,301
Eric S. Swartz	14,614,646	7,139,759	22,827,301

		Votes For	Votes Against	Abstain	Broker Non-Votes
Proposal No. 2:	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending April 30, 2011	42,427,133	1,831,540	324,533	-
Proposal No. 3:	Approval of the Company’s 2010 Stock Incentive Plan	14,846,135	6,517,299	392,471	22,827,301
Proposal No. 4:	Approval of the Company’s 2010 Employee Stock Purchase Plan	16,737,310	4,725,796	292,799	22,827,301

Item 8.01   Other Events.

On October 21, 2010, the Company issued a press release announcing the results from its Annual Meeting of Stockholders and the appointment of Carlton M. Johnson as chairman of the Board.  Mr. Johnson has served as a director of the Company since 1999 and is also the chair of the audit committee.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)          Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release issued October 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: October 22, 2010	By: /s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued October 21, 2010